Protalix BioTherapeutics Roadshow Presentation September 2013 David Aviezer, Ph.D., MBA President & Chief Executive Officer Yossi Maimon, CPA, MBA Chief Financial Officer

This presentation contains forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended. The forward - looking statements including, among others, statements regarding expectations as to regulatory approvals, market opportunity for the Company’s product and product candidates, goals as to product candidate development and timing of the Company’s clinical trials, are based on the Company ’ s current intent, belief and expectations. These statements are not guarantees of future performance and are subject to certain risks and uncertainties that are difficult to predict. Actual results may differ materially from these forward - looking statements because of the Company ’ s unproven business model, its dependence on new technologies, the uncertainty and timing of clinical trials, the Company ’ s ability to develop and commercialize products, its dependence on collaborators for services and revenue, its substantial indebtedness and lease obligations, its changing requirements and costs associated with planned facilities, intense competition, the uncertainty of patent and intellectual property protection, dependence on key management and key suppliers, the uncertainty of regulation of products, the impact of future alliances or transactions and other risks described in the Company ’ s filings with the Securities and Exchange Commission. Existing and prospective investors are cautioned not to place undue reliance on these forward - looking statements, which speak only as of today ’ s date. The Company undertakes no obligation to update or revise the information contained in this presentation whether as a result of new information, future events or circumstances or otherwise.  Note Regarding Forward - Looking Statements

PROTALIX Biotherapeutics

Protalix Investment Thesis

Approved Biologic Drug	▪ FDA approval of ELELYSO™ – May 1, 2012 ▪ Israel MOH approval – September 27, 2012 ▪ Brazil ANVISA approval – March 18, 2013 new elelyso™ (taliglucerase alfa) for injection Plant based. People focused.
Strong Commercial Partners	▪ Collaboration with Pfizer for ELELYSO™ commercialization ▪ Rights for Israeli and Brazilian market fully owned by Protalix ▪ Long-term commercial agreement with Brazilian Government
Attractive Platform	▪ Plant cell-based protein expression system – *ProCellEx*® ▪ Significant advantages over existing expression systems
Promising Pipeline	▪ **PRX-102** Fabry disease – IND approved – Phase I/II ongoing ▪ **PRX-112** Gaucher Oral treatment – Phase I ongoing ▪ **PRX-110** for Cystic Fibrosis ▪ **PRX-107** for AAT deficiency ▪ **Oral Anti-TNF (PRX-106)** for the treatment of various inflammatory diseases

3

www.protalix.com

Protalix Pipeline Compound Indication Research Pre clinical Phase I Phase II Phase III Approved Partner Market taliglucerase alfa (i.v.) Gaucher Disease >$ 1.25 B PRX - 105 (Acetyl Cholinesterase) Biodefense & CNS >$700M PRX - 102 ( Alpha Galactosidase) Fabry Disease ~$900M PRX - 112 ( Oral Glucocerebrosidase) Gaucher Disease >$ 1.25 B PRX - 110 (DNase I) Cystic Fibrosis >$570M PRX - 107 (Alpha 1 Anti Trypsin) AAT deficiency >$ 600 M PRX - 106 Oral (Anti - TNF fusion protein) Autoimmune Inflammatory ~$ 8 B PRX - 111 Enzyme Replacement >$ 600 M PRX - 113 Enzyme Replacement ~$ 500 M * Phase I/II study * 㻠

ProCellEx ® Proprietary Technology Platform Key Advantages • Cost effectiveness and scalability ▪ Flexible polyethylene bioreactors, low initial capital investment ▪ Rapid, horizontal scalability at low cost in compliance with cGMP ▪ Requires less costly “ hands - on ” maintenance • Safety and potency ▪ Free of any mammalian components ▪ No risk of mammalian viral transmission or infection ▪ Hundreds of patients have been treated worldwide • Potentially enables penetration of certain patent protected markets ▪ May avoid infringement on method - based patents of other proteins developed with mammalian cell expression systems 㻡

ELELYSO for Gaucher Disease 㻢

Macrophages Bone Bone Marrow Liver Lung Spleen Source: Beutler and Grabowski, The Metabolic and Molecular Bases of Inherited Disease 2001 Skeletal pathology Pulmonary hypertension/ infiltration Hepatomegaly Anemia Thrombocytopenia Splenomegaly Outcome: Death - Poor quality of life Gaucher Disease A Genetically Inherited Disorder 㻣

*Zavesca ® (Actelion) is a small molecule drug approved for the treatment of Gaucher disease, however usage is extremely limi ted due to significant side effects • Approximately 12 , 000 patients worldwide • Approximately 6 , 000 patients are being treated • ~ 50 % global market penetration • Orphan disease supports premium pricing • Chronic therapy • Concentrated group of prescribers • Annual treatment cost is ~$ 250 , 000 per year • Growing market with estimated annual $ 1.25 billion of enzyme sales • Cerezyme® (Sanofi - Genzyme) is the major recombinant GCD on the market and is made in mammalian CHO cells • VPRIV® (Shire), a recombinant GCD produced in human cancer cells, approved in US and EU Growing Market Lucrative Market Competition* Current Market Dynamics 㻤

ELELYSO: Approval Status • U.S. FDA approved enzyme replacement therapy for the long – term treatment of adults with a confirmed diagnosis of type 1 Gaucher disease • Priced in the U.S. 25 % below the cost of Cerezyme® United States • August 2010  Pfizer entered into a $ 30 million short - term supply agreement with the Ministry of Health of Brazil. Protalix and Pfizer have provided ELELYSO to the Ministry of Health of Brazil for the treatment of Gaucher patients • March 18 , 2013  Approved by ANVISA in Brazil • June 2013  Agreement signed in which Brazilian government will purchase Elelyso from Protalix in return for technology  At the end of a 7 - year technology transfer, Protalix will transfer the production technology to Fiocruz (arm of Brazilian Ministry of Health)  In return, Brazil MOH is required to buy at least $ 40 million of the drug each year during the agreement’s 7 - year term  The arrangement can be extended for an additional 5 more years if the tech - transfer is not complete Brazil Israel • September 27 , 2012 – Approved by Israeli Ministry of Health • January 2013 – Added to the national health basket for 2013 • The Company is currently marketing ELELYSO in Israel at a competitive price compared to other products 㻥

ELELYSO: Commercialization Agreement with Terms • Pfizer and Protalix share net profit and net loss of ELELYSO on a 60% / 40 % basis. Only certain limited capped expenses allowed Territories • Pfizer retains exclusive worldwide rights outside of Israel and Brazil • Protalix retains exclusive commercialization rights in Israel and in Brazil Manufacturing • Protalix manufactures ELELYSO Drug Substance Oral Gaucher treatment • Protalix retains full global rights to oral GCD program 㻝㻜

Gaucher Personal Support • Reimbursement support ▪ Help with benefit verification and pre - authorization for treatment ▪ $ 0 out - of - pocket costs for eligible patients • Infusion support ▪ Assists with administration of at - home infusions ▪ Schedules transportation to and from infusions and helps coordinate infusions while traveling • Ongoing support ▪ Designated case manager ▪ Nurses and pharmacists are available 24 / 7 to answer questions ▪ Pfizer dedicated patient affairs liaison 㻝㻝 Supply Continuity Program • To help minimize supply disruptions, Pfizer plans to maintain a rolling 24 months of supply at various stages of production around the world for US patients prescribed ELELYSO • This program was developed to help fill a need within the Gaucher community • Pfizer regularly verifies patient demand as part of the monthly planning process for ELELYSO and can rapidly scale production ELELYSO

ELELYSO: Approved in Israel • Approved by Israeli Ministry of Health – September 27 , 2012 • Approved for reimbursement via the national health basket as of January 2013 ▪ Agreements in place with payers ▪ Currently , for the first quarter of commercial sales in Israel, ELELYSO has generated $ 1.0 M and for the second quarter, $ 1.4 M ▪ Additional patients are still being treated in clinical trials ▪ The Company is marketing ELELYSO in Israel at a competitive price compared to other products 㻝㻞

ELELYSO / UPLYSO™: Brazil

- Protalix and Brazil's Ministry of Health enter into supply and technology transfer agreement for UPLYSO (Marketing name in Brazil)
- Fiocruz (an arm of the Brazilian Ministry of Health) is required to complete purchase of at least ~$280 million worth of UPLYSO to reach the final stage of the transfer of Protalix technology

Deal Terms

- Fiocruz is committed to purchase ~$40M of UPLYSO over the first 2 years
- Each subsequent year a minimum purchase of ~$40M of UPLYSO is required or Protalix has the right to terminate the agreement
- Fiocruz is obligated to purchase ~$280M of UPLYSO before Protalix is obligated to complete the technology transfer

Financial Benefits

- Creates partnership with one of world's growing economies
- Lucrative economics and steady cash flow for Protalix
- Ability to generate visible, meaningful revenues on limited operational expenses
- Relatively short penetration period into the market
- Eliminates the need to participate in bids
- Secures prices over a long period

Drug Supply / Technology Transfer Description

- Throughout the entire agreement, Fiocruz and MOH will support and distribute UPLYSO in Brazil
- Upon completing all four stages which include performing a clinical study, Fiocruz will be able to produce UPLYSO for the Brazil market on its own
- After the technology transfer is complete, Protalix will receive mid-single digit royalties on net sales by Fiocruz

13

www.protalix.com

PRX - 102 for Fabry Disease

Fabry Overview • Fabry Disease  Second most common lysosomal storage disease  Accumulation of Gb 3 ( α - Galactosidase - A substrate) causes multiple system disorders  Main target organs affected – heart, kidney and brain • α - Galactosidase - A  A non - covalently linked Homo - dimer of 404 aa each (~ 96 KDa)  A lysosomal hydrolase that cleaves a terminal Glactose from glycolipids/glycoproteins Disease Overview • Annual cost of treatment ~$ 200 , 000 /patient • Diagnosis rate is rapidly growing (CAGR = 12.8%) • 2012 Market : ~$ 900 M • Fabrazyme approved in US and EU • Replagal approved only in EU Market Dynamics 㻝㻡

Enzyme Kinetics - Michaelis Menten Kinetics pNP-alpha-D-Galactpyranoside (mM) 0 2 4 6 8 10 12 14 16 18 20 22 24 26 Reaction Rate (µM/min) 1 2 3 PRX102 Sample K M (µM ) V max (µM/min ) k cat (sec - 1 ) k cat / K M (sec - 1 * mM - 1 ) Replagal ® 4443 3.31 52.96 0.011 PRX - 102 3285 3.72 59.53 0.018 Improved Pk Enhanced Circulatory Half - life Half - life (t ½ ) Commercial - 13 min PRX - 102 - 581 min 㻝㻢 PRX - 102 exhibits somewhat better kinetic properties compared to commercial enzyme PRX - 102 : Potential Best - in - Class Fabry Treatment

Bio - distribution and efficacy of PRX - 102 in Fabry mice following repeat dosing Experiment Four injections once every two weeks with either 2 mg/kg of PRX - 102 or placebo 㻝㻣 Gb 3 clearance from tissues following repeated administration of PRX - 102 or placebo PRX - 102 : Potential Best - in - Class Fabry Treatment

PRX - 102 exhibits higher activity levels in target organs over time in Fabry mice after a single injection Single injection of either PRX - 102 or Replagal ® Improved In - vivo Activity: PRX - 102 vs. Replagal 㻝㻤 PRX - 102 : Potential Best - in - Class Fabry Treatment

• Aug 2012 – Protalix Received FDA clearance of Investigational New Drug (IND) application • Multi - center submissions to IRBs – Ongoing • Phase I/II trial in Fabry Patients – Initiated under IND • Ongoing phase I/II trial in Fabry patients • Patients currently being treated and/or recruited in sites in the United States, South America, United Kingdom and Australia Clinical Development Progress • Phase I/II  18 patients ( 6 /group), IV infusion once every two weeks  3 doses ( 0.2 mg/Kg, 1 mg/Kg, 2 mg/Kg)  Duration: 12 weeks ( 7 infusions, 3 months) • Extension study  18 patients, IV infusion once every two weeks, at same doses as in Phase I/II  Duration Total: 38 weeks ( 20 infusions, 9 months) • Study evaluation  Skin and kidney biopsies + cardiac MRI (after 6 months) Clinical Plan Outline 㻝㻥 PRX - 102 : Clinical Perspectives

Other Pipeline Programs

GCD Enzyme Oral Delivery • Oral delivery of therapeutic proteins  Long - time goal of the biopharmaceutical industry  Currently only very limited success • The plant cell advantage  The concept: plant cell wall (cellulose) serves as protective agent against the gastric environment and can serve as an oral administration vehicle Protein Oral Delivery Advantages PK Experiments in Rodents PK Experiments in Pigs Orally Given prGCD Enzyme Activity in Target Organs -20 -10 0 10 20 30 40 50 60 70 80 control feeding % GCD activity addition over the control -20 -10 0 10 20 30 40 50 60 70 80 control feeding % GCD activity addition over the control  Animals were fed lyophilized plant cells expressing prGCD  Animals were assayed for the presence of prGCD in the plasma for several hours post feeding 0 10 20 30 40 50 60 0 1 2 3 4 5 6 7 8 9 % addition of GCD activity Over baseline Time post feeding (hours) 0 10 20 30 40 50 60 -3 2 7 12 % addition of GCD activity Over baseline Time post feeding (hours)  Rats were fed lyophilized plant cells expressing prGCD  Animals were assayed for the presence of prGCD in their plasma 㻞㻝 Rat Liver Pig Liver

PRX - 112 : Plant Cell Expressed GCD for Oral ERT 㻞㻞 Development Status • Study conducted under Israeli MOH approval • Study performed in Shaarei Zedek (Jerusalem) and Rambam (Haifa) medical centers in Israel • Scheduled study completion – Q 3 2013 • Study Report – Q 4 2013 Overview • Edible carrot cells expressing recombinant human glucocerebrosidase (prGCD) • Same genetically modified carrot plant root cells from which the approved drug ELELYSO ( taliglucerase alfa) is purified • Carrot cells contain “ready to use” enzyme • Once in blood, enzyme is expected to act like approved IV administered ELELYSO • PRX - 112 carrot cells are prepared as a drink for “patient friendly” administration Phase I Study St udy Main Aim – Detection of prGCD in circulation after oral administration Strategy : • Evaluation in Gaucher patients • Inclusion criteria - no detection of prGCD in plasma • Collection of blood samples at short intervals over 30 hrs • Assessment of prGCD in plasma • Assessment of prGCD in circulating mononuclear cells □ No drug related safety events □ Good compliance □ Initial detection of orally - administered active enzyme in the circulation Initial Observations Design – An exploratory, open - label study to evaluate the safety of PRX - 112 and pharmacokinetics of oral prGCD in Gaucher patients

Enbrel ® (etanercept) product overview: • Mode of action: a competitive inhibitor of TNF • Expression platform: CHO • Indications: Rheumatoid Arthritis and multiple autoimmune indications • Market: ~$ 8 billion PRX - 106 : Overview 㻞㻟 Enbrel ® Overview • Main function: TNF α “ trap” for anti - inflammatory indications • Target protein: Tumor Necrosis Factor (TNF) • Composition: Chimera of human sTNFRII and Fc (IgG 1 ) • Proof - of - Concept study: Collagen induced Arthritis Anticipated Advantages of Oral delivery of PRX - 106 : • Potential of new indications • Opens new markets • IP advantage • Higher patient compliance Anti - TNF Protein PRX - 106 • Amino acid sequence and MOA is identical to Enbrel ® • Promising pre - clinical efficacy data in arthritis (CIA) model Plant recombinant Soluble TNFRII

Oral Administration Of Plant Cells Expressing Anti - TNF Fusion Protein (PRX - 106 ) For The Treatment Of Colitis 㻞㻠 Colon Pathology • Project Highlights:  Oral Plant Cell platform  Targets disease site  IP advantage • Expressing PRX - 106 • Experiment: TNBS animal model of colitis  Induction of inflammation with tri - nitro - benzene - sulfonic acid (TNBS)  Mice were fed with plant cells expressing PRX - 106  Colon damage was assessed on day 4 Reduces Serum TNF α Levels Alleviates Immune - Mediated Colitis Promotes Anti - Inflammatory IL - 10 Levels 0 . 0 5 . 0 10 . 0 15 . 0 20 . 0 25 . 0 weught loss (%) * p< 0 . 02 0 2000 4000 6000 Serum IL - 10 (pg/ml)  TNBS induced colitis in the colon  Oral administration of plant cells containing PRX - 106  Significant reduction of TNF α serum levels ( Pvalue = 0.001 )  Reduced weight loss in treated animals  Elevation of anti inflammatory cytokines in treated animals

* p< 0.02 ; relative to saline; & p< 0.0005 , relative to negative control # p< 0.03 , relative to negative control Orally Administered Plant Cell PRX - 106 Alleviates ConA Immune - Mediated Hepatitis 0 1000 2000 3000 4000 5000 6000 7000 u/L ALT AST * * &* &* &* * * Experiment: ConA liver inflammation model • Mice were fed plant cells expressing PRX - 106 • Mice were then injected with ConA to induce liver inflammation • Liver damage was assessed 14 hour after ConA injection • ALT and AST – Liver enzymes that are markers of inflammation

PROTALIX Biotherapeutics

Oral PRX 106 anti-TNF Summary

Positive results from two models:

Hepatitis (Con-A model) - Two consecutive experiments (~50 animals)

- Oral PRX-106 reduced inflammation(INFγ and liver enzymes depletion)
- Oral PRX-106 reduced necrosis in the liver

Colitis (TNBS model) – Two consecutive experiments (~60 animals)

- Oral PRX-106 reduced pro-inflammatory Markers (TNFα)
- Oral PRX-106 elevated anti-inflammatory markers (IL10)
- Oral PRX-106 reduced weight loss

Ongoing experiment:

- **Fatty liver (High fat diet model)**
- Every two weeks the mice are evaluated for various metabolic markers
- Blood glucose, Body weight, Serum ALT Serum triglyceride

26

www.protalix.com

Financial Overview and Upcoming Milestones

Financial Status $ in millions Six months Six months ended ended 6/30/2013 6/30/2012 ~ 93.5M Shares Common Stock O/S 9/15/2013 Unaudited Unaudited Cash & Cash Equivalents $33.1 $59.3 Total Revenues 7.0 3.9* R&D Expenses, net 11.8 15.7 G&A Expenses 4.3 5.1 Net Loss $11.2 $21.3*  * Excludes $25M milestone payment received from Pfizer in connection with FDA approval for ELELYSO.

Financial Overview • ~ 93.5 M shares outstanding (6.30.2013) • US, Israeli and EU institutional holders • Publicly traded on NYSE MKT and TASE • Substantial tax benefits 㻞㻥

Upcoming Milestones Next 12 months • Receive additional marketing approvals for ELELYSO • Report data from clinical trial of oral prGCD for Gaucher disease • Complete recruitment for Phase I/II trial of PRX - 102 in Fabry patients • Report data from Phase I/II trial of PRX - 102 in Fabry patients • File IND and initiate Phase I clinical trial for additional programs including: Oral anti - TNF, DNAse and AAT 㻟㻜